Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	September 30, 2020	June 30, 2020	March 31, 2019	December 31, 2019	September 30, 2019
	(Dollars in thousands)
Non-accrual loans	$10,481	$12,938	$17,454	$10,178	$7,124
Loans 90 days or more past due and still accruing interest	266	5	-	-	-
Subtotal	10,747	12,943	17,454	10,178	7,124
Less: Government guaranteed loans	510	604	676	646	475
Total non-performing loans	10,237	12,339	16,778	9,532	6,649
Other real estate and repossessed assets	1,487	1,569	1,494	1,865	1,789
Total non-performing assets	$11,724	$13,908	$18,272	$11,397	$8,438

As a percent of Portfolio Loans
Non-performing loans	0.36%	0.43%	0.62%	0.35%	0.24%
Allowance for loan losses	1.25	1.20	1.20	0.96	0.96
Non-performing assets to total assets	0.28	0.34	0.50	0.32	0.24
Allowance for loan losses as a percent of non-performing loans	349.43	279.60	193.68	274.32	393.26

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	September 30, 2020
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$8,292	$37,337		$45,629
Non-performing TDR's (2)	1,203	1,850	(3)	3,053
Total	$9,495	$39,187		$48,682

	December 31, 2019
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$7,974	$39,601		$47,575
Non-performing TDR's (2)	540	2,607	(3)	3,147
Total	$8,514	$42,208		$50,722

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Nine months ended September 30,
	2020		2019
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$26,148	$1,542	$24,888	$1,296
Additions (deductions)
Provision for loan losses	12,884	-	1,045	-
Recoveries credited to allowance	2,404	-	3,109	-
Loans charged against the allowance	(5,665)	-	(2,894)	-
Additions included in non-interest expense	-	271	-	341
Balance at end of period	$35,771	$1,813	$26,148	$1,637

Net loans charged against the allowance to average Portfolio Loans	0.16%		(0.01)%

Capitalization

	September 30, 2020	December 31, 2019
	(In thousands)
Subordinated debt	$39,261	$-
Subordinated debentures	39,507	39,456
Amount not qualifying as regulatory capital	(485)	(1,224)
Amount qualifying as regulatory capital	78,283	38,232
Shareholders’ equity
Common stock	339,408	352,344
Retained earnings	27,538	1,611
Accumulated other comprehensive income (loss)	6,146	(3,786)
Total shareholders’ equity	373,092	350,169
Total capitalization	$451,375	$388,401

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
	(In thousands)
Service charges on deposit accounts	$2,085	$1,623	$2,883	$6,299	$8,323
Interchange income	3,428	2,526	2,785	$8,411	$7,744
Net gains on assets
Mortgage loans	20,205	17,642	5,677	46,687	13,590
Securities	-	-	0	253	304
Mortgage loan servicing, net	(644)	(3,022)	(1,562)	(8,966)	(4,684)
Investment and insurance commissions	530	435	450	1,478	1,197
Bank owned life insurance	215	265	301	750	813
Other	1,192	898	1,741	3,470	4,852
Total non-interest income	$27,011	$20,367	$12,275	$58,382	$32,139

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
	(In thousands)
Balance at beginning of period	$13,773	$17,894	$19,171	$21,400
Originated servicing rights capitalized	4,017	2,157	10,260	4,764
Change in fair value	(2,387)	(3,145)	(14,028)	(9,258)
Balance at end of period	$15,403	$16,906	$15,403	$16,906

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
	(Dollars in thousands)
Mortgage loans originated	$536,502	$470,626	$329,461	$1,318,206	$708,621
Mortgage loans sold	417,092	379,048	204,058	1,058,400	490,219
Net gains on mortgage loans	20,205	17,642	5,677	46,687	13,590
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	4.84%	4.65%	2.78%	4.41%	2.77%
Fair value adjustments included in the Loan Sales Margin	0.50	1.14	0.22	0.81	0.48

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
	(In thousands)
Compensation	$10,294	$9,668	$10,327	$30,665	$30,993
Performance-based compensation	8,310	3,809	3,214	14,240	7,730
Payroll taxes and employee benefits	3,350	2,802	3,132	9,837	10,232
Compensation and employee benefits	21,954	16,279	16,673	54,742	48,955
Occupancy, net	2,199	2,159	2,161	6,818	6,797
Data processing	2,215	1,590	2,282	6,160	6,597
Furniture, fixtures and equipment	999	1,090	1,023	3,125	3,058
Interchange expense	831	726	891	2,416	2,332
Communications	806	800	733	2,409	2,219
Loan and collection	768	756	714	2,329	1,976
Advertising	589	364	636	1,636	1,935
Legal and professional fees	566	468	541	1,427	1,281
FDIC deposit insurance	411	430	13	1,211	723
Conversion related expenses	643	346	-	1,045	-
Amortization of intangible assets	255	255	272	765	817
Supplies	126	203	163	513	474
Branch closure costs	-	417	-	417	-
Correspondent bank service fees	101	94	100	294	300
Costs related to unfunded lending commitments	41	111	154	271	341
Provision for loss reimbursement on sold loans	46	77	33	160	179
Net (gains) losses on other real estate and repossessed assets	46	(9)	52	146	(27)
Other	1,045	1,190	1,407	3,822	4,473
Total non-interest expense	$33,641	$27,346	$27,848	$89,706	$82,430

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2020			2019
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,918,946	$30,323	4.14%	$2,779,132	$34,151	4.89%
Tax-exempt loans (1)	6,926	88	5.05	7,412	94	5.03
Taxable securities	733,977	3,450	1.88	371,157	2,771	2.99
Tax-exempt securities (1)	157,998	1,194	3.02	52,098	400	3.07
Interest bearing cash	51,181	14	0.11	56,923	229	1.60
Other investments	18,427	223	4.81	18,359	266	5.75
Interest Earning Assets	3,887,455	35,292	3.62	3,285,081	37,911	4.60
Cash and due from banks	52,676			34,598
Other assets, net	162,187			163,617
Total Assets	$4,102,318			$3,483,296

Liabilities
Savings and interest- bearing checking	$1,922,971	686	0.14	$1,487,820	2,818	0.75
Time deposits	498,796	1,376	1.10	658,426	3,418	2.06
Other borrowings	110,714	1,006	3.61	72,887	703	3.83
Interest Bearing Liabilities	2,532,481	3,068	0.48	2,219,133	6,939	1.24
Non-interest bearing deposits	1,137,303			877,088
Other liabilities	67,820			49,913
Shareholders’ equity	364,714			337,162
Total liabilities and shareholders’ equity	$4,102,318			$3,483,296

Net Interest Income		$32,224			$30,972

Net Interest Income as a Percent of Average Interest Earning Assets			3.31%			3.76%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

(2)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2020			2019
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
	(Dollars in thousands)
Assets
Taxable loans	$2,861,776	$91,804	4.28%	$2,695,435	$100,513	4.98%
Tax-exempt loans (1)	7,266	273	5.02	7,856	291	4.95
Taxable securities	579,704	9,356	2.15	384,291	8,811	3.06
Tax-exempt securities (1)	114,187	2,682	3.13	52,794	1,275	3.22
Interest bearing cash	52,265	160	0.41	51,260	655	1.71
Other investments	18,404	694	5.04	18,359	794	5.78
Interest Earning Assets	3,633,602	104,969	3.85	3,209,995	112,339	4.67
Cash and due from banks	49,345			34,032
Other assets, net	163,503			166,037
Total Assets	$3,846,450			$3,410,064

Liabilities
Savings and interest- bearing checking	$1,764,933	3,121	0.24	$1,421,114	7,787	0.73
Time deposits	529,248	6,029	1.52	670,479	10,151	2.02
Other borrowings	121,195	2,598	2.86	72,233	2,211	4.09
Interest Bearing Liabilities	2,415,376	11,748	0.65	2,163,826	20,149	1.24
Non-interest bearing deposits	1,016,286			862,929
Other liabilities	62,984			44,323
Shareholders’ equity	351,804			338,986
Total liabilities and shareholders’ equity	$3,846,450			$3,410,064

Net Interest Income		$93,221			$92,190

Net Interest Income as a Percent of Average Interest Earning Assets			3.42%			3.83%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

Commercial Loan Portfolio Analysis as of September 30, 2020

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$14,695	$119	$554	$673	4.6%
Land Development	10,803	37	-	37	0.3
Construction	109,048	36	-	36	0.0
Income Producing	334,140	5,625	-	5,625	1.7
Owner Occupied	351,951	28,235	769	29,004	8.2
Total Commercial Real Estate Loans	$820,637	$34,052	1,323	$35,375	4.3

Other Commercial Loans	$531,153	$22,117	1,164	$23,281	4.4
Total non-performing commercial loans			$2,487

Commercial Loan Portfolio Analysis as of December 31, 2019

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-accrual	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$11,235	$275	$735	$1,010	9.0%
Land Development	12,899	-	-	-	0.0
Construction	97,463	-	-	-	0.0
Income Producing	409,897	15,347	-	15,347	3.7
Owner Occupied	323,694	35,485	295	35,780	11.1
Total Commercial Real Estate Loans	$855,188	$51,107	1,030	$52,137	6.1

Other Commercial Loans	$311,507	$20,580	347	$20,927	6.7
Total non-performing commercial loans			$1,377